                                                                   EXHIBIT 10.11


                              ATRIEVA CORPORATION

                  STOCK SUBSCRIPTION AND REPURCHASE AGREEMENT

     This Stock Subscription and Repurchase Agreement (this "Agreement") is entered into as of October 10, 1999 by and between Atrieva Corporation, a Delaware corporation (the "Company"), and Kent Jarvi (the "Shareholder").

                                    RECITALS

     A. In connection with the execution and delivery of this Agreement, the Company is issuing to the Shareholder as of the date hereof 318,718 shares of common stock of the Company (the "Shares").

     B. In order to induce the Company to issue the Shares, the Shareholder and the Company desire that the issuance of the Shares be subject to the terms and conditions set forth in this Agreement and that all of the Shares be subject to a repurchase option in favor of the Company as set forth in this Agreement.

                                   AGREEMENTS

     In consideration of the foregoing and the other provisions set forth herein, the parties hereby agree as follows:

1.   Share Subscription and Shareholder Representations

     The Shareholder hereby subscribes for and agrees to purchase the Shares at a purchase price of $0.25 per share, or an aggregate of $79,679.50. Concurrent with the delivery of this Agreement, the Shareholder agrees to deliver a promissory note substantially in the form attached hereto as Exhibit A as
                                                             ---------
payment of the purchase price and a Pledge Agreement to Promissory Note substantially in the form attached hereto as Exhibit B.
                                             ---------

     For purposes of complying with applicable securities laws in connection with such purchase, the Shareholder represents and warrants to the Company as follows:

          (a) I am a resident of the State of California.

          (b) I am familiar with the Company's business, financial condition and prospects and have had access to and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. I possess sufficient business and financial experience to protect my interests in connection with the purchase of the Shares. I am aware that the Shares have not been registered under the Securities Act of 1933 (the "1933 Act") or any state securities laws pursuant to exemption(s) from registration.
I understand that the reliance by the Company on such exemption(s) is


CONFIDENTIAL TREATMENT                  **Confidential treatment has been
HAS BEEN REQUESTED FOR                  requested with respect to the
CERTAIN PORTIONS OF THIS                information contained within the
DOCUMENT                                "[**]" markings. Such marked portions
                                        have been omitted from this filing and
                                        have been filed separately with the
                                        Securities and Exchange Commission
predicated in part upon the truth and accuracy of the representations contained in this Section.

          (c) I am purchasing the Shares for my own personal account for investment and not with a view to the sale or distribution of any or all of the Shares. I agree that I will in no event sell or distribute any or all of the Shares unless (1) there is an effective registration statement under the 1933 Act and applicable state securities laws covering any such transaction or (2) the Company receives an opinion of my legal counsel (concurred in by legal counsel for the Company) stating that such transaction is exempt from registration or the Company otherwise satisfies itself that such transaction is exempt from registration.

          (d) I consent to the placing of a legend on my certificate(s) for the Shares stating that the Shares have not been registered under the 1933 Act or any state securities law and setting forth the restriction on transfer contemplated hereby and to the placing of a stop transfer order on the books of the Company and with any transfer agents against the Shares until the Shares may be legally resold or distributed.

2.   Repurchase Option

     The Shares shall be subject to the following repurchase option in favor of the Company (the "Repurchase Option"):

          (a) If the Shareholder's employment as an employee of the Company is terminated (1) by the Company for any reason (subject to Section 2(b)(2) below),
(2) by the Shareholder for any reason or (3) upon death or total disability of the Shareholder, the Company shall have the right at any time within ninety (90) days after the date of termination of Shareholder's employment as an employee of the Company (the "Termination Date"), provided that the Termination Date shall have occurred prior to the termination of the Repurchase Option, to repurchase from the Shareholder, at a price per share of $0.25 (appropriately adjusted for any subsequent stock split, dividend, combination, other recapitalization or similar event) (the "Repurchase Price"), up to but not exceeding the number of Shares that do not constitute Vested Shares (as defined below) as of the date immediately prior to the Termination Date.

          (b) The Shares shall vest and be no longer subject to the Repurchase Option (the "Vested Shares") as follows:

              (1) Subject to the provisions of Section 2(b)(2) below, 25% of the Shares shall vest and be no longer subject to the Repurchase Option on August 23, 2000; thereafter, 6.25% of the Shares shall vest and be no longer subject to the Repurchase Option every three months for the period beginning August 23, 2000 and ending on August 23, 2003.

              (2) Notwithstanding the provisions of Sections 2(a) or 2(b)(1), if
(a) the Company closes a merger, consolidation, recapitalization or other business combination or transaction pursuant to which the holders of the outstanding voting power of the Company immediately prior to the transaction would hold less than 50% of the outstanding voting power of the Company immediately after the transaction (except for a merger effected exclusively for the purpose of changing the domicile of the Company) (a "Change of Control"), and (b) should there occur any "Involuntary Termination", (defined as: (i) the Shareholder is terminated without Cause (as such term is defined in the Employment Agreement, dated August 13, 1999, between the Company and the Shareholder (the "Employment Agreement")); or (ii) the Shareholder's total cash compensation (salary plus bonus) is reduced from the amounts set forth in the Employment Agreement; or (iii) the Shareholder experiences a significant change in responsibility; or (iv) the Shareholder is permanently relocated to an office outside of San Francisco County), then (1) the Repurchase Option shall lapse with respect to the portion of the Shares that would otherwise be Vested Shares if the Shares vested at a rate of 2.083% per month beginning August 23, 1999 through the date at which an Involuntary Termination occurs, and (2) 50% of the then remaining outstanding Shares that are not at that time Vested Shares shall become vested.

          (c) The Repurchase Option, if exercised by the Company, shall be exercised by written notice signed by an officer or director of the Company after approval by the Board of Directors and shall be delivered to the Shareholder on or prior to the expiration of the 90-day period referred to in paragraph (a) above. The Company may pay for the Shares it has elected to repurchase (1) by delivery to the Shareholder of a check in the amount of the aggregate Repurchase Price for the number of Shares being repurchased, (2) by cancellation by the Company of an amount of the Shareholder's indebtedness to the Company equal to the aggregate Repurchase Price for the number of Shares being repurchased or (3) by a combination of (1) and (2). Payment of the Repurchase Price shall be completed as promptly as reasonably practicable after notice of exercise of the Repurchase Option is delivered to the Shareholder.

          (d) Upon receipt of any certificate(s) representing the Shares subject to the Repurchase Option, the Shareholder shall immediately pledge and deliver the certificate(s) to the Company as pledgeholder, to be held pursuant to the Repurchase Option and Pledge Agreement to Promissory Note and shall execute and deliver to the Company an assignment separate from certificate endorsed in blank for such Shares in substantially the form set forth in Attachment 1 hereto.
                                                       ------------

3.   Transfer Restrictions

          (a) Without the prior written consent of the Company, none of the Shares may be transferred by the Shareholder under any circumstances, voluntarily or involuntarily; provided, however, that the Shares may be transferred without such prior written consent if and only if (1) the Repurchase Option shall have ceased to apply to such Shares as provided in this Agreement,
(2) the Shareholder shall have complied fully with the requirements of this

Section 3 and the other provisions of this Agreement and (3) the Shares are no longer subject to the pledge pursuant to the Pledge Agreement to Promissory Note.

          (b) Any purported Transfer without compliance with this Section shall be void. The Company may place a legend on the certificate or certificates evidencing the Shares referencing the restrictions on transfer set forth in this Agreement.

4.   Legend

     All certificates representing any of the Shares shall have endorsed thereon the following legend, in addition to any other legend required by the Company
                      -----------
respecting the restricted nature of the Shares:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN STOCK SUBSCRIPTION AND REPURCHASE AGREEMENT THAT INCLUDES A REPURCHASE RIGHT IN FAVOR OF THE CORPORATION RELATING TO THESE SECURITIES."

5.   Rights as Shareholder

     Subject to the terms hereof, the Shareholder shall have all the rights of a shareholder with respect to the Shares during the term of this Agreement, including without limitation the right to vote and receive any dividends or other distributions declared thereon.

6.   Adjustments for Stock Splits, Recapitalizations and Similar Events

     If, at any time or from time to time, there is (1) a dividend of any security, stock split or other change in the character or amount of any of the outstanding securities of the Company, or (2) any consolidation, merger or similar event in connection with which the Repurchase Option does not lapse and terminate under the terms of this Agreement, then, in such event, any and all new, substituted or additional securities or other property to which the Shareholder is entitled by reason of his ownership of the Shares then subject to the Repurchase Option shall be immediately included in the definition of "Shares" under this Agreement and shall be subject to the Repurchase Option and the pledge provisions of Section 2 with the same force and effect as the Shares currently subject to this Agreement, the Repurchase Option and the pledge provisions of Section 2. The Repurchase Price per share upon exercise of the Repurchase Option shall be appropriately adjusted as determined by the Board of Directors of the Company to reflect any such event referred to in this Section 6.

7.   Termination

     This Agreement shall terminate in its entirety at the earlier of (a) such time as none of the Shares remain subject to the Repurchase Option under Section 2; and (b) August 23, 2003.

8.   Tax Matters

     The Shareholder acknowledges that he has considered and analyzed the appropriate treatment by him of the transactions contemplated hereby under the Internal Revenue Code of 1986, as amended (the "Code"), including without limitation Section 83 thereof. The Shareholder agrees that any decision as to whether to file an election relating thereto, and the due and proper filing of any such election, are solely the Shareholder's responsibilities.

9.   Cooperation

     The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

10.  Specific Enforcement

     Each party expressly agrees that the other party would be irreparably damaged if this Agreement were not specifically enforced. Upon a breach or threatened breach of the terms, covenants and/or conditions of this Agreement by any party, the other party shall, in addition to all other remedies, be entitled to a temporary or permanent injunction, without showing any actual damage, and/or a decree for specific performance, in accordance with the provisions of this Agreement.

11.  Notices

     All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by first class mail, postage prepaid, or otherwise delivered by hand or by messenger, facsimile or courier, addressed (a) if to the Shareholder, at the Shareholder's then current address on the Company's books or at such other address as the Shareholder shall have furnished to the Company in writing, or (b) if to the Company, at its principal executive office, attention Chief Executive Officer, with a copy to William Kushner, Perkins Coie LLP, 135 Commonwealth Drive, Suite 250, Menlo Park, CA 94025. If notice is provided by mail, it shall be deemed to be given three (3) business days after proper deposit in the U.S. Mail, and if notice is given by hand or by messenger, facsimile or courier, it shall be deemed to be given upon receipt.

12.  Entire Agreement

     This Agreement (including the Attachment and Exhibits attached hereto) constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both oral and written, among such parties, or any of them, with respect to such subject matter. In particular, and not in any manner limiting the foregoing, this Agreement supercedes all provisions relating to the sale, offer or issuance of stock or options to purchase stock of the Company (the "Stock Provisions") in the Employment Agreement and the Company and Shareholder agree that the Stock Provisions are null, void and of no further force and effect. The rights of the Company and obligations of Shareholder under this Agreement shall not be limited in any manner by the Pledge Agreement to Promissory Note between the Company and the Shareholder.

13.  Amendment and Waiver

     Neither this Agreement nor any provision hereof may be modified, amended or terminated except by a written agreement signed by the parties hereto, and no waiver of any provision of this Agreement shall be effective unless in writing and signed by or on behalf of the party to be bound by such waiver.

14.  Governing Law

     This Agreement shall be governed by and construed under the laws of the state of California, without regard to rules governing conflict of laws.

15.  Successors and Assigns

     The provisions hereof shall inure to the benefit of, and be binding upon, the successors, permitted assigns, heirs, executors, administrators and personal representatives of the parties hereto. Notwithstanding anything to the contrary contained in this Agreement, no Shares may be transferred by the Shareholder under any circumstances, without the prior written consent of the Company which may be withheld for any reason, so long as such Shares are subject to the Repurchase Option contained in this Agreement or the pledge pursuant to the Pledge Agreement to Promissory Note. Any transfer or purported transfer in violation of this Section 15 shall be void.

16.  Headings

     The headings of the sections and paragraphs of this Agreement are for convenience and shall not by themselves determine the interpretation of this Agreement.

17.  Counterparts

     This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

18.  Severability

     If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provisions shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provisions were so excluded and shall be enforceable in accordance with its terms.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                              ATRIEVA CORPORATION


                              By /s/  Christopher S. Logan
                                 -------------------------
                              Name:  Christopher S. Logan
                              Title: CEO

                              Address:

                              One Union Square
                              600 University Street, Suite 911
                              Seattle, Washington 98101

                              SHAREHOLDER

                              /s/  Kent Jarvi
                              ------------------------
                              Kent Jarvi

                              Address:

                              [*]
                              ------------------------
                              ------------------------
                              ------------------------

                                  ATTACHMENT 1

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

     FOR VALUE RECEIVED and pursuant to that certain Stock Subscription and
Repurchase Agreement dated as of October   , 1999 (the "Repurchase Agreement"),
                                         --
Kent Jarvi hereby sells, assigns, and transfers unto Atrieva Corporation, a
Delaware corporation (the "Company")         shares of the Common Stock of the
                                     -------
Company, standing in the undersigned's name on the books of said corporation
represented by Certificate No.       herewith, and does hereby irrevocably
                               -----
constitute and appoint                   attorney to transfer the said stock on
                       -----------------
the books of the Company with full power of substitution in the premises.

     Dated                  .
           -----------------

                              Signature  /s/  Kent Jarvi
                                         ------------------
                                         Name: Kent Jarvi


                              Spouse  None
                                      --------------
                                      Name:



Instruction to Persons Signing: PLEASE DO NOT FILL IN ANY BLANKS OTHER THAN THE SIGNATURE LINE. The purpose of this assignment is to enable the Company to exercise its "Repurchase Option" set forth in the Repurchase Agreement without requiring additional signatures on the part of the Purchaser.

                                   EXHIBIT A

                                PROMISSORY NOTE
                                ---------------

$79,679.50                                        San Francisco, CA

                                                   October 10, 1999

     FOR VALUE RECEIVED, the undersigned promises to pay in lawful money of the United States to the order of Atrieva Corporation (the "Company") at its principal place of business or at such other place as the holder hereof from time to time may designate in writing, the principal sum of $79,679.50, with simple interest on the principal balance from the date hereof at an annual rate of 6%, compounded semi-annually.

     The outstanding principal and interest hereunder shall be due and payable in full on the first to occur of (a) January 1, 2006 or (b) the date on which the undersigned sells shares of the Company's Common Stock, provided that the
                                                            --------
net proceeds to the undersigned are at least equal to the principal amount due hereunder (the "Maturity Date"); provided further, that in the event that the
                                 ----------------
undersigned's employment by or association with the Company is terminated for any reason prior to payment in full of this Note, this Note shall be accelerated and all remaining unpaid principal and interest shall become due and payable sixty (60) days after such termination.

     This Note may be prepaid at any time without penalty. All money paid toward the satisfaction of this Note shall be applied first to the payment of interest as required hereunder and then to the retirement of the principal.

     If suit is brought on this note after any default in any payment, the undersigned promises and agrees to pay reasonable attorneys' fees incurred thereby.

     This note is to be construed in all respects and enforced according to the laws of the State of California. This note is a full recourse note and is secured by a Pledge Agreement to Promissory Note, dated October 10, 1999, between the undersigned and the Company. Presentment, notice of dishonor, and protest are waived by the undersigned.

     This note shall be fully binding on and inure to the benefit of the successors, heirs, legal representatives, and assigns of the parties hereto.


                                By    /s/ Kent W. Jarvi
                                      -----------------
                                Name:  Kent Jarvi

                                   EXHIBIT B

                      PLEDGE AGREEMENT TO PROMISSORY NOTE

        THIS PLEDGE AGREEMENT, dated as of October 10, 1999, is given by Kent Jarvi ("Grantor") to Atrieva Corporation, a Delaware corporation ("Grantee").

        Grantor hereby represents, covenants and agrees with grantee as follows:

                                   RECITALS

        A. Grantee has made a loan to Grantor in the amount of $79,679.50 (the "Loan").

        B. Grantor has executed a promissory note dated October 10, 1999, in the principal amount of $79,679.50 payable to Grantee (the "Note") in connection with the Loan.

        C. Grantor has agreed to pledge certain shares of common stock (the "Stock") to Grantee to secure the payment and performance in full of his obligations under the Note.

        D. The parties desire to set forth the terms and conditions of the pledge of the Stock in this Agreement.

                                  AGREEMENTS

Section 1.  Pledge of the Collateral

        Grantor hereby pledges to Grantee the following-described property (the "Collateral"), together with all proceeds thereof:

            No. of
            Shares      Title of Class           Issuer
     ----------------- ----------------   ----------------------

            318,718         Common          Atrieva Corporation

             [*               *                    *]

     This pledge is given to secure (a) the due and timely payment of all amounts due under the Note to Grantee by Grantor and (b) the performance by Grantor of his obligations under this Agreement (together, the "Obligations").

Section 2.  Representations and Warranties

        Grantor hereby represents and warrants to Grantee as follows:

     2.1     Binding Effect

     This Agreement constitutes the valid obligation of Grantor which is binding and enforceable against him in accordance with its terms.

     2.2     Title to Collateral

     Grantor is the legal and beneficial owner of the Collateral free and clear of any lien, claim, security interest, option, encumbrance or right of any other, except the security interest created by this Agreement and the pledge pursuant to the Stock Subscription and Repurchase Agreement between Grantee and Grantor of even date herewith (the "Repurchase Agreement").

     2.3     Security Interest

     When this Agreement is duly executed and delivered by Grantor and Grantee has possession of the Collateral, this Agreement will constitute and Grantee will have a valid and perfected first priority security interest in and to the Collateral, effective against all third parties.

Section 3.      Delivery of Certificate

     Concurrently herewith, Grantor shall deliver to Grantee the stock certificate(s) representing all of the Collateral, together with appropriate assignments separate from certificate naming Grantee as assignee, duly endorsed by Grantor for transfer in blank, in the form and substance of Attachment A-1,
                                                               --------------
attached hereto.

Section 4.      Handling of Collateral

     Grantee shall not be required, except at its sole option, to realize upon the Collateral, collect dividends thereon, exercise any rights or options of the Grantor pertaining thereto, to keep the Collateral insured, or do any other thing for the protection, enforcement or collection of the Collateral. Under no circumstances shall Grantee in any way be responsible for failure to act in Grantor's behalf nor shall it be in any way responsible for any negligent act with respect to the Collateral. Grantee shall not exercise voting rights or collect cash dividends with respect to the Collateral unless and until the occurrence of an Event of Default, as defined in Section 8 hereof, and such rights may be exercised by Grantor prior to any such occurrence. Upon an Event of Default (as defined below), Grantee is authorized to transfer to itself or to any other person all or any of the Collateral, and may fill in blanks in any transfers or other documents delivered to it, provided that any surplus of the proceeds of the Collateral after payment in full of all obligations secured hereby shall be paid over to Grantor. Nothing in this Pledge Agreement, including, without limitation, this Section 4, shall limit the rights of Grantee or obligations of Grantor under the Repurchase Agreement.

Section 5.      Stock Dividends and Recapitalizations

     In the event any issuer of the Collateral shall declare a stock dividend or any stock split with respect to the Collateral, or in the event the Collateral shall be replaced as a result of any dissolution, merger, consolidation, reorganization, recapitalization or other similar proceeding involving an issuer of the Collateral, or in the event there shall be a distribution of assets or securities with respect to the Collateral, all such distributed assets, shares or other securities to which Grantor is entitled as a result of any such transactions shall be delivered to Grantee and shall automatically become subject to all of the terms and conditions of this Agreement to the same extent as though they had been included as, and shall be deemed to be, a part of the Collateral from the date hereof.

Section 6.      Substitutions, Extension

     The obligations of Grantor hereunder shall not be affected by the release or substitution of any other security for the Obligations secured hereby or by any release, waiver, renewal, extension of time or compromise given to Grantor with regard to any of the Obligations or for any other reason other than the full payment or satisfaction by Grantor of the Obligations.

Section 7       Termination

     This Agreement shall terminate upon Grantor's payment or satisfaction in full of all of the Obligations; provided, however, that upon the request of the Grantor (but no more than twice a year), a portion of the Collateral shall be released from the pledge that is equal to the percentage of the principal amount due under the Note that has been forgiven by Grantee pursuant to the terms of the Note.

Section 8.      Events of Default

     8.1     Events of Default

     The failure by Grantor (a) to pay any portion of principal of, or interest, if any, on, the Note when due or (b) to perform his obligations under this Agreement shall constitute Events of Default under this Agreement.

     8.2     Effect

     Upon the occurrence of any Event of Default, the obligations secured hereby shall then or at any time thereafter, at the option of Grantee, become immediately due and payable without notice or demand, and Grantee shall have an immediate right to pursue the remedies provided herein.

Section 9.      Remedies

     If an Event of Default occurs, Grantee shall have all remedies provided by law, including, without limitation, all rights of a secured party under the California Uniform Commercial Code (the "UCC"), whether or not this Agreement and the transactions contemplated hereby are determined to be governed by the UCC. Without limiting the generality of the foregoing, Grantee shall be entitled to exercise all voting rights connected with the Collateral and to transfer all right, title and interest in and to the Collateral to be transferred to Grantee or to any purchaser acceptable to Grantee upon terms and conditions acceptable to Grantee; provided that any surplus of the proceeds of the Collateral after payment in full of all obligations secured hereby shall be paid over to Grantor.

Section 10.     Cumulative Rights

     The security and the rights and remedies provided for in this Agreement are cumulative, and are in addition to any rights or security or remedies of Grantee under any other instruments or agreements, or under applicable law.

Section 11.     Expenses

     Grantor shall pay on demand the costs of all filings and recordings deemed desirable by Grantee, and all expenses, including reasonable attorneys' fees, which Grantee may incur in protecting, defending or realizing on any part of the Collateral, or in protecting or defending the priority of the security interest created hereby, whether or not a lawsuit be involved, all such sums to be deemed secured by this pledge.

Section 12.     Notices

     Notices to Grantee and Grantor shall be sent as follows:

          TO GRANTEE:

          (a)  Atrieva Corporation
               380 Brannan Street
               San Francisco, CA 94107
               Attn:  Kent Jarvi
               Facsimile: (415) 247-8850

          with a copy to:

               Perkins Coie LLP
               135 Commonwealth Street, Suite 250
               Menlo Park, CA  94025
               Attn:  William Kushner
               Facsimile:  (650) 752-6050


          TO GRANTOR:

          (b)  Kent Jarvi
               ----------------
               [*]
               ----------------
               ----------------
               ----------------


          with a copy to:

               ----------------
               ----------------
               ----------------
               ----------------

Section 13.    Modifications, Consents and Waivers

     No failure or delay on the part of Grantee in exercising any power or right under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of such right or power preclude any other or further exercise thereof or the exercise of any other right or power. No amendment, modification or waiver of any provision of this Agreement, nor consent to any departure therefrom, shall be effective unless in writing and consented to by Grantee.

Section 14.    Additional Documents

     Grantor shall at Grantee's request, from time to time, at Grantor's sole cost and expense, execute, reexecute, deliver and redeliver any and all documents, and do and perform such other and further acts as may reasonably be required by Grantee to enable Grantee to perfect, preserve and protect its security interest in the Collateral and its rights and remedies under this Agreement or granted by law and to carry out and effect the intents and purposes of this Agreement.

Section 15.    Miscellaneous

     15.1     Amendment

     Neither this Agreement nor any provision hereof may be amended, modified, waived, discharged or terminated other than by an instrument in writing signed by the party to be bound.

     15.2    Binding Agreement

     The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     15.3    Headings

     Paragraph headings in this Agreement are for convenience only and shall not affect the construction of this Agreement.

     15.4    Severability

     Any provision hereof which is invalid or prohibited by law shall be inoperative and all other provisions hereof shall remain effective.

     15.5    Counterparts

     This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original if fully executed, but all of which together shall constitute one and the same instrument.

     15.6    Applicable Law

     This Agreement shall be construed in accordance with and governed by the laws of the state of California.

IN WITNESS WHEREOF, Grantor has executed this Pledge Agreement as of the date first written above.

                               /s/ Kent Jarvi
                               ---------------
                               Name:  Kent Jarvi


                               None
                               ---------------
                               Spouse

ACCEPTED:

ATRIEVA CORPORATION



By /s/ Christopher S. Logan
   ------------------------

Name:   Christopher S. Logan
        --------------------

Title:  CEO
        -------------------

Dated: 10/10/99
       --------------------

                                 ATTACHMENT A-1

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

     FOR VALUE RECEIVED, the undersigned, Kent Jarvi, hereby assigns and
transfers unto Atrieva Corporation, a Delaware corporation,             shares
                                                            -----------
of the Common Stock of Atrieva Corporation standing in its name on the books of said corporation.

     The undersigned hereby irrevocably constitutes and appoints Perkins Coie LLP to transfer said shares on the books of said corporation with full power of substitution in the premises.

     DATED:             , 1999
            --------- --

                              By:  /s/ Kent W. Jarvi
                                   ------------------
                              Name:  Kent Jarvi



In Presence of:



Christopher S. Logan
-----------------------
Name: Christopher Logan